Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of REMSleep Holdings, Inc. on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Thomas J. Wood, Chief Executive Officer and Chief Financial Officer of REMSleep Holdings, Inc., certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

• the annual report on Form 10-K of the Company for the year ended December 31, 2020, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

• the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Thomas J. Wood

Thomas J. Wood

Chief Executive Officer/Chief Financial Officer/Chief Accounting Officer

April 14, 2021